UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02611
Van Kampen Exchange Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)      (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen Exchange Fund

Privacy Notice information on the back.

Welcome, Partner

In this report, you’ll learn about how your investment in Van Kampen Exchange Fund performed during the semiannual period. This report includes the fund’s financial statements and a list of fund investments as of June 30, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund units may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

since 12/16/76
Average Annual	w/o sales
Total Returns	charges

Since Inception	10.64%

10-year	1.14

5-year	1.53

1-year	–28.39

6-month	6.93

Gross Expense Ratio	0.52%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please speak with your financial advisor. Investment returns and principal value will fluctuate and fund units, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a partner would pay on fund distributions or the redemption of fund units. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Managing General Partners and by a majority of the independent Managing General Partners voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Managing General Partners, and the independent Managing General Partners voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Managing General Partners considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Managing General Partners considered the investment advisory agreement over a period of several months and the Managing General Partners held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Managing General Partners considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Managing General Partners considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Managing General Partners considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Managing General Partners also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Managing General Partners evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Managing General Partners reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Managing General Partners discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Managing General Partners reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Managing General Partners, including the independent Managing General Partners, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Managing General Partners considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The Managing General Partners discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The Managing General Partners also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Managing General Partners reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The Managing General Partners discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Managing General Partners and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The Managing General Partners discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The Managing General Partners review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the Managing General Partners review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The Managing General Partners discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Managing General Partners considers the size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the Managing General Partners discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Managing General Partners considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The Managing General Partners review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Exchange Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 94.4%
Aerospace & Defense 0.7%
Honeywell International, Inc.	12,528	$393,379

Coal & Consumable Fuels 0.4%
Massey Energy Corp.	12,831	250,718

Commodity Chemicals 0.0%
Tronox, Inc., Class B (a)	2,197	165

Computer Hardware 2.8%
IBM Corp.	15,016	1,567,971

Construction & Engineering 2.3%
Fluor Corp.	25,662	1,316,204

Diversified Banks 0.8%
HSBC Holdings PLC—ADR (United Kingdom)	11,434	477,598

Forest Products 0.2%
Louisiana-Pacific Corp. (a)	25,970	88,817

Health Care Distributors 0.1%
Cardinal Health, Inc.	1,867	57,037

Health Care Equipment 1.1%
Baxter International, Inc.	10,000	529,600
Edwards Lifesciences Corp. (a)	1,000	68,030

		597,630

Health Care Services 1.0%
Medco Health Solutions, Inc. (a)	12,150	554,161

Industrial Gases 8.7%
Air Products & Chemicals, Inc.	75,539	4,879,064

Industrial Machinery 1.2%
SPX Corp.	13,648	668,343

Integrated Oil & Gas 19.3%
BP PLC—ADR (United Kingdom)	33,876	1,615,208
Exxon Mobil Corp.	82,523	5,769,183
Hess Corp.	63,600	3,418,500

		10,802,891

Multi-Line Insurance 0.1%
American International Group, Inc.	41,688	48,358

See Notes to Financial Statements

Van Kampen Exchange Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Oil & Gas Drilling 0.3%
Transocean Ltd. (Switzerland) (a)	2,177	$161,729

Oil & Gas Equipment & Services 7.0%
Baker Hughes, Inc.	25,634	934,103
Halliburton Co.	60,640	1,255,248
Schlumberger Ltd. (Netherlands Antilles)	32,160	1,740,177

		3,929,528

Oil & Gas Exploration & Production 3.4%
Apache Corp.	26,346	1,900,864

Packaged Foods & Meats 5.6%
McCormick & Co., Inc.	96,518	3,139,730

Pharmaceuticals 25.4%
Johnson & Johnson	78,636	4,466,525
Merck & Co., Inc.	50,376	1,408,513
Pfizer, Inc.	176,611	2,649,165
Schering-Plough Corp.	125,158	3,143,969
Wyeth	56,000	2,541,840

		14,210,012

Restaurants 0.1%
Luby’s Cafeterias, Inc. (a)	13,367	54,270

Semiconductors 6.4%
Intel Corp.	216,837	3,588,652

Specialized REIT’s 1.4%
Plum Creek Timber Co., Inc.	25,602	762,428

Specialty Chemicals 6.1%
International Flavors & Fragrances, Inc.	49,712	1,626,577
Lubrizol Corp.	37,620	1,779,802

		3,406,379

Total Long-Term Investments 94.4% (Cost $5,668,814)		52,855,928

See Notes to Financial Statements

Van Kampen Exchange Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 5.6%
Banc of America Securities ($175,736 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $175,736)	$175,736
JPMorgan Chase & Co. ($2,968,241 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $2,968,245)	2,968,241
State Street Bank & Trust Co. ($23 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $23)	23

Total Repurchase Agreements 5.6% (Cost $3,144,000)	3,144,000

Total Investments 100.0% (Cost $8,812,814)	55,999,928

Other Assets in Excess of Liabilities 0.0%	4,180

Net Assets 100.0%	$56,004,108

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt
REIT—Real Estate investment Trust

See Notes to Financial Statements

Van Kampen Exchange Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value.

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investment Type	Prices	Inputs	Inputs	Total

Assets
Common Stocks
Aerospace & Defense	$393,379	$—	$—	$393,379
Coal & Consumable Fuels	250,718	—	—	250,718
Commodity Chemicals	165	—	—	165
Computer Hardware	1,567,971	—	—	1,567,971
Construction & Engineering	1,316,204	—	—	1,316,204
Diversified Banks	477,598	—	—	477,598
Forest Products	88,817	—	—	88,817
Health Care Distributors	57,037	—	—	57,037
Health Care Equipment	597,630	—	—	597,630
Health Care Services	554,161	—	—	554,161
Industrial Gases	4,879,064	—	—	4,879,064
Industrial Machinery	668,343	—	—	668,343
Integrated Oil & Gas	10,802,891	—	—	10,802,891
Multi-Line Insurance	48,358	—	—	48,358
Oil & Gas Drilling	161,729	—	—	161,729
Oil & Gas Equipment & Services	3,929,528	—	—	3,929,528
Oil & Gas Exploration & Production	1,900,864	—	—	1,900,864
Packaged Foods & Meats	3,139,730	—	—	3,139,730
Pharmaceuticals	14,210,012	—	—	14,210,012
Restaurants	54,270	—	—	54,270
Semiconductors	3,588,652	—	—	3,588,652
Specialized REIT’s	762,428	—	—	762,428
Speciality Chemicals	3,406,379	—	—	3,406,379
Short-Term Investments	—	3,144,000	—	3,144,000

Total Assets	$52,855,928	$3,144,000	$—	$55,999,928

See Notes to Financial Statements

Van Kampen Exchange Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $8,812,814)	$55,999,928
Cash	608
Receivables:
Dividends	86,437
Interest	4

Total Assets	56,086,977

Liabilities:
Payables:
Other Affiliates	27,615
Investment Advisory Fee	13,945
Managing General Partners’ Retirement Plan	5,503
Accrued Expenses	35,806

Total Liabilities	82,869

Net Assets	$56,004,108

Net Assets Are Comprised of:
159,117 units of limited partnership interest	$54,769,070
3,389 units of non-managing general partnership interest	1,166,509
199 units of managing general partnership interest	68,529

Net Assets	$56,004,108

Net Asset Value Per Unit ($56,004,108 divided by 162,705 units of partnership interest outstanding)	$344.21

See Notes to Financial Statements

Van Kampen Exchange Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends	$679,199
Interest	3,360

Total Income	682,559

Expenses:
Investment Advisory Fee	79,488
Professional Fees	28,477
Reports to Partners	10,449
Accounting and Administrative Expenses	9,217
Transfer Agent Fees	7,773
Custody	5,117
Managing General Partners’ Fees and Related Expenses	4,573
Other	4,962

Total Expenses	150,056
Less Credits Earned on Cash Balances	154

Net Expenses	149,902

Net Investment Income	$532,657

Realized and Unrealized Gain/Loss:
Net Realized Gain on Investments	$61,514

Unrealized Appreciation/Depreciation:
Beginning of the Period	44,089,055
End of the Period	47,187,114

Net Unrealized Appreciation During the Period	3,098,059

Net Realized and Unrealized Gain	$3,159,573

Net Increase in Net Assets From Operations	$3,692,230

See Notes to Financial Statements

Van Kampen Exchange Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$532,657	$1,178,140
Net Realized Gain	61,514	1,256,551
Net Unrealized Appreciation/Depreciation During the Period	3,098,059	(30,268,635)

Change in Net Assets from Operations	3,692,230	(27,833,944)

Distributions from Net Investment Income	(411,467)	(824,174)
Distributions from Net Realized Gain	(457,007)	(402,779)

Total Distributions	(868,474)	(1,226,953)

Net Change in Net Assets from Investment Activities	2,823,756	(29,060,897)

From Partnership Unit Transactions:
Proceeds from Units Issued Through Dividend Reinvestment	171,173	192,639
Cost of Units Repurchased	(794,260)	(805,697)

Net Change in Net Assets from Partnership Unit Transactions	(623,087)	(613,058)

Total Increase/Decrease in Net Assets	2,200,669	(29,673,955)
Net Assets:
Beginning of the Period	53,803,439	83,477,394

End of the Period	$56,004,108	$53,803,439

Change in Partnership Units Outstanding:
Units Issued through Dividend Reinvestment	540	444
Units Repurchased	(2,238)	(1,754)

Decrease in Partnership Units Outstanding	(1,698)	(1,310)

See Notes to Financial Statements

Van Kampen Exchange Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$327.27	$503.75	$420.23	$368.67	$345.65	$329.53

Net Investment Income (a)	3.24	7.15	7.27	5.81	4.64	3.43
Net Realized and Unrealized Gain/Loss	18.98	(176.20)	80.21	49.57	19.71	14.06

Total from Investment Operations	22.22	(169.05)	87.48	55.38	24.35	17.49

Less:
Distributions from Net Investment Income	2.50	5.00	1.28	1.28	1.28	1.28
Distributions from Net Realized Gain	2.78	2.43	2.68	2.54	0.05	0.09

Total Distributions	5.28	7.43	3.96	3.82	1.33	1.37

Net Asset Value, End of the Period	$344.21	$327.27	$503.75	$420.23	$368.67	$345.65

Total Return (b)	6.93% *	–33.92%	20.97%	15.12%	7.07%	5.33%
Net Assets at End of the Period (In millions)	$56.0	$53.8	$83.5	$73.3	$66.0	$63.6
Ratio of Expenses to Average Net Assets	0.57%	0.52%	0.46%	0.57%	0.54%	0.72%
Ratio of Net Investment Income to Average Net Assets	2.01%	1.65%	1.58%	1.49%	1.30%	1.04%
Portfolio Turnover	0% *	0%	0%	0%	0%	0%

(a)	Based on average units outstanding.

(b)	Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all units at the end of the period, all at NAV. These returns do not reflect the deduction of taxes that a partner would pay on Fund distributions or the redemption of Fund units.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Exchange Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Exchange Fund (the “Fund”), a California limited partnership, is a partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment management company. The Fund seeks long-term growth of capital. The production of current income is a secondary objective. The Fund commenced investment operations on December 16, 1976.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Managing General Partners. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Van Kampen Exchange Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

D. Investment Income Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

E. Federal Income Taxes The Fund has met the qualification to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded these are no significant uncertain tax positions that would require recognition in the Financial Statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, California, and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
At June 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$5,677,934

Gross tax unrealized appreciation	$50,614,560
Gross tax unrealized depreciation	(292,566)

Net tax unrealized appreciation on investments	$50,321,994

F. Distribution of Income and Gains Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized. Distributions from the Fund are recorded on the ex-distribution date.

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Fund’s custody fee was reduced by $154 as a result of credits earned on cash balances.

Van Kampen Exchange Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly of .30% based on the average daily net assets of the Fund.
For the six months ended June 30, 2009, the Fund recognized expenses of approximately $12,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Managing General Partner of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $5,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund’s Managing General Partners.
The Managing General Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund’s general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Under the Plan, for the Managing General Partners retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.
At June 30, 2009, Van Kampen Funds Inc. and Van Kampen Exchange Corp. (both affiliates of the Adviser), as nonmanaging general partners of the Fund, owned 223 and 3,166 units of partnership interest, respectively.

3. Partnership Unit Transactions
Partners of the Fund may redeem units any time. The net asset value of units redeemed, other than redemptions under a systematic withdrawal plan, may be paid in cash or securities, at the option of the Fund, and will ordinarily be paid in whole or in part in securities. The Fund’s valuation will determine the quantity of securities tendered. The Fund will select securities for tender in redemptions based on tax or investment considerations.

Van Kampen Exchange Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $-0- and $39,889, respectively.

5. Net Assets
At June 30, 2009, net assets include the following:

Net paid in capital on units of beneficial interest	$8,816,994
Net unrealized appreciation on investments	47,187,114

Total net assets	$56,004,108

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Exchange Fund (A California Limited Partnership)
Managing General Partners, Officers and Important Addresses

Managing General Partners
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen * – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services, Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Non-Managing General Partners
Van Kampen Exchange Corp.
One Parkview Plaza – Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Exchange Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Exchange Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Exchange Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Exchange Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Exchange Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

EXCHSAN 08/09
IU09-03416P-Y07/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Exchange Fund

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009

By:	/s/ Stuart N. Schuldt

Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 20, 2009